Item 32.1 Section 1350 Certifications










                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


         I, Aldo C. Zucaro, the Chief Executive Officer of Old Republic International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated:  March 1, 2006

                                                  /s/ Aldo C. Zucaro
                                                 ------------------------------
                                                  Aldo C. Zucaro, Chairman
                                                  and Chief Executive Officer